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                                                                Exhibit 10.76

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT


                  This Amendment No. 2 (the "Amendment") dated as of November 30, 1998 to Loan and Security Agreement by and between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lender"), Lexington Precision Corporation ("LPC").

                 WHEREAS, Lender and LPC are parties to a Loan and Security Agreement dated as of March 19, 1997, including Rider A thereto (the "Agreement").

                 WHEREAS, LPC and Lender desire to amend the Agreement as provided herein.

                 NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                 1. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Agreement.

                 2. Section 4(d) of Rider A to the Agreement is hereby amended in its entirety to read as follows:

                 (d) not incur, make or commit to make any expenditure in respect of the purchase or other acquisition of fixed or capital assets including leases which in accordance with generally accepted accounting principles should be capitalized on the books of Debtor (including normal replacements and maintenance) which after giving effect thereto, would cause the aggregate amount of such capital expenditures by Debtor to exceed $18,000,000 in Debtor's fiscal year 1997, $16,000,000 in
                 Debtor's fiscal year 1998 and $15,000,000 (on a non-cumulative basis) in any fiscal year thereafter.

                 3. Except as specifically amended herein, the Agreement remains in effect in accordance with its terms.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

                              THE CIT GROUP/EQUIPMENT FINANCING, INC.

                              By:    Barry L. Blailock
                                 ----------------------------------
                              Title: Assistant Vice President/Credit
                                   --------------------------------

                              LEXINGTON PRECISION CORPORATION

                              By:    Warren Delano
                                 ----------------------------------
                              Title: President
                                   --------------------------------